                             LETTER OF TRANSMITTAL
                           CS WIRELESS SYSTEMS, INC.
                           OFFER FOR ALL OUTSTANDING
                     11 3/8% SENIOR DISCOUNT NOTES DUE 2006
                                IN EXCHANGE FOR
                11 3/8% SERIES B SENIOR DISCOUNT NOTES DUE 2006
                              -------------------

               PURSUANT TO THE PROSPECTUS DATED           , 1997

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON           ,
1997, UNLESS THE EXCHANGE OFFER IS EXTENDED (THE "EXPIRATION DATE"). TENDERS OF OLD NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                   TO: FLEET NATIONAL BANK, AS EXCHANGE AGENT

                           BY MAIL:                                              BY HAND OR EXPRESS DELIVERY:
                     Fleet National Bank                                             Fleet National Bank
                  Corporate Trust Operations                                      Corporate Trust Operations
                        P.O. Box 5080                                                 150 Windsor Street
                           CTOP 06D                                              Hartford, Connecticut 06120
               Hartford, Connecticut 06120-5080                                  Attention: Patricia Williams
                 Attention: Patricia Williams

    DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

    The undersigned acknowledges that he or she has received and reviewed the
Prospectus, dated           , 1997 (the "Prospectus"), of CS Wireless Systems,
Inc., a Delaware corporation ("CS Wireless"), and this Letter of Transmittal and the accompanying instructions (the "Letter of Transmittal"), which together constitute CS Wireless' offer (the "Exchange Offer") to exchange an aggregate principal amount at maturity of up to $13,558,000 of 11 3/8% Series B Senior Discount Notes due 2006 (the "New Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a registration statement of which the Prospectus constitutes a part, for a like principal amount of its outstanding 11 3/8% Senior Discount Notes due 2006 (the "Old Notes"), upon the terms and subject to the conditions set forth in the Prospectus.

    If this Letter of Transmittal is signed by the registered holder(s) of the Old Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the Old Notes without alteration, enlargement or any change whatsoever. If any tendered Old Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations or certificates.

    This Letter of Transmittal is to be used by Holders (as defined below) if certificates representing Old Notes are to be physically delivered to the Exchange Agent herewith by Holders. If a Holder's tender of Old Notes is to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company ("DTC") pursuant to the procedures set forth in the Prospectus under "The Exchange Offer--Procedures for Tendering Old Notes" by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of Old Notes (such participants, acting on behalf of Holders are referred to herein, together with such Holders, as "Acting Holders"); or tender of Old Notes is to be made according to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer-Guaranteed Delivery Procedures," then, in each case, instructions will be transmitted through the DTC Automated Tender Offer Program ("ATOP"). Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

    The term "Holder" with respect to the Exchange Offer means any person: (i) in whose name Old Notes are registered on the books of CS Wireless or any other person who has obtained a properly completed bond power from the registered Holder; or (ii) whose Old Notes are held of record by DTC and who desires to deliver such Old Notes by book-entry transfer at DTC.

    The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

    All capitalized terms used herein and not defined shall have the meaning ascribed to them in the Prospectus.

    The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Exchange Agent. See Instruction 8 herein.

    HOLDERS WHO WISH TO ACCEPT THE EXCHANGE OFFER AND TENDER THEIR OLD NOTES MUST COMPLETE THIS LETTER OF TRANSMITTAL IN ITS ENTIRETY.

    List below the Old Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal. Partial tenders of Old Notes will be accepted only in principal amounts equal to $1,000 or integral multiples thereof.

                                       DESCRIPTION OF OLD NOTES

                                                                CERTIFICATE
                                                                 NUMBER(S)*       AGGREGATE PRINCIPAL
           NAME(S) AND ADDRESS(ES) OF HOLDER(S)             (ATTACH SIGNED LIST     AMOUNT TENDERED
                (PLEASE FILL IN IF BLANK)                      IF NECESSARY)      (IF LESS THAN ALL)**
  TOTAL PRINCIPAL AMOUNT OF OLD NOTES TENDERED

 *   Need not be completed by Holders tendering by book-entry transfer.

 ** Need not be completed by Holders who wish to tender with respect to all Old Notes listed. See
     Instruction 2.

/ /CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY DTC TO THE EXCHANGE
   AGENT'S ACCOUNT AT DTC AND COMPLETE THE FOLLOWING:

  Name of Tendering Institution:________________________________________________

  DTC Book-Entry Account No.:___________________________________________________

  Transaction Code No.:_________________________________________________________

If Holders desire to tender Old Notes pursuant to the Exchange Offer and (i) certificates representing such Old Notes are not lost but are not immediately available, (ii) time will not permit this Letter of Transmittal, certificates representing such Old Notes or other required documents to reach the Exchange Agent prior to the Expiration Date or (iii) the procedures for book-entry transfer cannot be completed prior to the Expiration Date, such Holders may effect a tender of such Old Notes in accordance with the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer-Guaranteed Delivery Procedures." OTC participants may also accept the Offer by submitting the notice of guaranteed delivery through the ATOP.

/ /CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
   GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

  Name(s) of Holder(s) of Old Notes:____________________________________________

  Window Ticket No. (if any):___________________________________________________

  Date of Execution of Notice of Guaranteed Delivery:___________________________

  Name of Eligible Institution that Guaranteed Delivery:
                                        ________________________________________

  If Delivered by Book-Entry Transfer:
  Name of Tendering Institution:________________________________________________

  DTC Book-Entry Account No.:___________________________________________________

  Transaction Code No.:_________________________________________________________

/ / CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
    COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

  Name:_________________________________________________________________________

  Address:______________________________________________________________________

                                        ________________________________________

/ / CHECK HERE IF TENDERED NOTES ARE ENCLOSED HEREWITH.

Ladies and Gentlemen:

    Subject to the terms of the Exchange Offer, the undersigned hereby tenders to CS Wireless the principal amount of Old Notes indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of Old Notes tendered in accordance with this Letter of Transmittal, the undersigned sells, assigns and transfers to, or upon the order of, CS Wireless all right, title and interest in and to the Old Notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of CS Wireless and as Trustee under the Indenture for the Old Notes and the New Notes) with respect to the tendered Old Notes with full power of substitution to (i) deliver certificates for such Old Notes to CS Wireless, or transfer ownership of such Old Notes on the account books maintained by DTC together, in either such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, CS Wireless and (ii) present such Old Notes for transfer on the books of CS Wireless and receive all benefits and otherwise exercise all rights of beneficial ownership of such old Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

    The undersigned hereby represents and warrants that he or she has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and that CS Wireless will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are acquired by CS Wireless. The undersigned also acknowledges that this Exchange Offer is being made in reliance upon an interpretation by the staff of the Securities and Exchange Commission issued to other issuers in similar contexts that the New Notes issued in exchange for the Old Notes pursuant to the Exchange Offer may be offered for sale, resold and otherwise transferred by any holder thereof (other than (i) a broker-dealer who purchased such Old Notes directly from CS Wireless to resell pursuant to Rule 144A or any other available exemption under the Securities Act or (ii) a person that is an "affiliate" of CS Wireless within the meaning of Rule 405 under the Securities Act) without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that the holder is acquiring the New Notes in its ordinary course of business and is not participating, and has no arrangement or understanding with any person to participate, in the distribution of the New Notes.

    The undersigned hereby further represents to CS Wireless that (i) the New Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of such holder's business, (ii) such holder has no arrangements or understandings with any person to participate in the distribution of such New Notes and (iii) such holder is not an "affiliate", as defined under Rule 405 of the Securities Act, of CS Wireless or, if such holder is an affiliate, that such holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable. The undersigned acknowledges and agrees that any person participating in the Exchange Offer for the purpose of distributing the New Notes must comply with the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the "Securities Act"), in connection with a secondary resale or transaction of the New Notes acquired by such person. The undersigned understands that such secondary resale transaction should be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K of the Securities and Exchange Commission. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

    The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or CS Wireless to be necessary or desirable to complete the assignment and transfer of the Old Notes tendered hereby.

    For purposes of the Exchange Offer, CS Wireless shall be deemed to have accepted validly tendered Old Notes when CS Wireless has given oral or written notice thereof to the Exchange Agent. If any tendered Old Notes are not accepted for exchange pursuant to the Exchange Offer for any reason, certificates for any such unaccepted Old Notes will be returned (except as noted below with respect to tenders through DTC), without expense, to the undersigned at the address shown below or at a different address as may be indicated under "Special Delivery Instructions" as promptly as practicable after the Expiration Date.

    All authority conferred or agreed to be conferred by this Letter of Transmittal and every obligation of the undersigned hereby shall survive the death, incapacity or dissolution of the undersigned and every obligation under this Letter of Transmittal shall be binding upon the undersigned's heirs, executors, administrators, legal representatives, trustees in bankruptcy, successors and assigns.

    The undersigned understands that tenders of Old Notes pursuant to the procedures described under the caption "The Exchange Offer--Procedures for Tendering Old Notes" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and CS Wireless upon the terms and subject to the conditions of the Exchange Offer. The tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer-Withdrawal Rights" section of the Prospectus.

    The undersigned understands that delivery and tender of the Old Notes is not effective and risk of loss of the Old Notes does not pass to the Exchange Agent until receipt by the Exchange Agent of this Letter of Transmittal, properly completed and duly executed with all accompanying evidences of authority and other documents in a form satisfactory to CS Wireless.

    Unless otherwise indicated under "Special Issuance Instructions," please issue the certificates representing the New Notes issued in exchange for the Old Notes accepted for exchange and return any Old Notes not tendered or not exchanged in the name(s) of the undersigned (or in either such event, in the case of Old Notes tendered by DTC, by credit to the account at DTC). Similarly, unless otherwise indicated under "Special Delivery Instructions," please send the certificates representing the New Notes issued in exchange for the Old Notes accepted for exchange and any certificates for Old Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature, unless, in either event, tender is being made through DTC. In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the New Notes issued in exchange for the Old Notes accepted for exchange and return any Old Notes not tendered or not exchanged in the name(s) of, and send said certificates to, the person(s) so indicated. The undersigned recognizes that CS Wireless has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Old Notes from the name of the registered holder(s) thereof if CS Wireless does not accept for exchange any of the Old Notes so tendered.

                                PLEASE SIGN HERE
                  (TO BE COMPLETED BY ALL TENDERING HOLDERS OF
         OLD NOTES REGARDLESS OF WHETHER OLD NOTES ARE BEING PHYSICALLY
                              DELIVERED HEREWITH)

    This Letter of Transmittal must be signed by the Holder(s) of Old Notes exactly as their name(s) appear(s) on certificate(s) for Old Notes or, if tendered by a participant in DTC, exactly as such participant's name appears on a security position listing as the owner of Old Notes, or by person(s) authorized to become registered Holder(s) by endorsements and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to CS Wireless of such person's authority to so act. See Instruction 3.

X                                                   Date:
X                                                   Date:
Signature(s) of Holder(s) or Authorized Signatory
Name(s):                                            Address
                (Please Print)                      (Including Zip Code)
Capacity:                                           Area Code and Telephone No.:
Social Security No.:

                         MEDALLION SIGNATURE GUARANTEE
                         (If Required by Instruction 3)
________________________________________________________________________________
             (Name of Eligible Institution Guaranteeing Signatures)
________________________________________________________________________________
  (Address (including zip code) and Telephone Number (including area code) of
                                     Firm)
________________________________________________________________________________
                             (Authorized Signature)
________________________________________________________________________________
                                 (Printed Name)
________________________________________________________________________________
                                    (Title)
Date:____________________________, 1996

                         SPECIAL ISSUANCE INSTRUCTIONS
                         (SEE INSTRUCTIONS 1, 3 AND 4)

  To be completed ONLY if certificates for Old Notes not exchanged and/or New Notes are to be issued in the name of someone other than the person or persons whose signature(s) appear(s) on this Letter of Transmittal above, or if Old Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

Issue: New Notes and/or Old Notes to:
Name(s):________________________________________________________________________
        (PLEASE TYPE OR PRINT)
________________________________________________________________________________
(PLEASE TYPE OR PRINT)
Address:________________________________________________________________________
________________________________________________________________________________
(ZIP CODE)

                         (COMPLETE SUBSTITUTE FORM W-9)

/ / CREDIT UNEXCHANGED OLD NOTES DELIVERED BY BOOK-ENTRY TRANSFER TO THE
    BOOK-ENTRY TRANSFER FACILITY ACCOUNT SET FORTH BELOW.
________________________________________________________________________________

(Book-entry Transfer Facility Account Number, if applicable)

                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 1, 3 AND 4)

  To be completed ONLY if certificates for Old Notes not exchanged and/or New Notes are to be sent to someone other than the person or persons whose signature(s) appear(s) on this Letter of Transmittal above or to such person or persons at an address other than shown in the box entitled "Description of Old Notes" on this Letter of Transmittal above.

Mail: New Notes and/or Old Notes to:

Name(s):________________________________________________________________________
        (PLEASE TYPE OR PRINT)

________________________________________________________________________________
(PLEASE TYPE OR PRINT)

Address:________________________________________________________________________

________________________________________________________________________________
(ZIP CODE)

    IMPORTANT: THIS LETTER OF TRANSMITTAL (TOGETHER WITH THE CERTIFICATES FOR OLD NOTES OR A BOOK ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                   CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

                                  INSTRUCTIONS
                    FORMING PART OF THE TERMS AND CONDITIONS
                   OF THE EXCHANGE OFFER FOR ALL OUTSTANDING
                     11 3/8 SENIOR DISCOUNT NOTES DUE 2006
                                IN EXCHANGE FOR
                11 3/8% SERIES B SENIOR DISCOUNT NOTES DUE 2006

    1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND OLD NOTES; GUARANTEED DELIVERY PROCEDURE. The certificates for the tendered Old Notes (or a confirmation of a book-entry transfer into the Exchange Agent's account at DTC of all Old Notes delivered electronically), as well as a properly completed and duly executed copy of this Letter of Transmittal and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. The method of delivery of the tendered Old Notes, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the Holder and, except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. No Letter of Transmittal or Old Notes should be sent to CS Wireless.

    Holders who wish to tender their Old Notes and (i) whose Old Notes are not immediately available or (ii) who cannot deliver their Old Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date must tender their Old Notes and follow the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedures:
(i) such tender must be made by or through an Eligible Institution; (ii) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by mail or hand delivery) setting forth the name and address of the Holder of the Old Notes, the certificate number or numbers of such Old Notes and the principal amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that, within five business days after the Expiration Date, this Letter of Transmittal together with the certificate(s) representing the Old Notes (or a confirmation of electronic mail delivery of book-entry delivery into the Exchange Agent's account at DTC) and any of the required documents will be deposited by the Eligible Institution with the Exchange Agent; and (iii) such properly completed and executed Letter of Transmittal, as well as all other documents required by this Letter of Transmittal and the certificate(s) representing all tendered Old Notes in proper form for transfer (or a confirmation of electronic mail delivery of book-entry delivery into the Exchange Agent's account at DTC), must be received by the Exchange Agent within five business days after the Expiration Date, all as provided in the Prospectus under the Caption "The Exchange Offer--Guaranteed Delivery Procedures." Any Holder of Old Notes who wishes to tender his Old Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on the Expiration Date.

    All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Old Notes will be determined by CS Wireless in its sole discretion, which determination will be final and binding. CS Wireless reserves the absolute right to reject any and all Old Notes not properly tendered or any Old Notes CS Wireless's acceptance of which would, in the opinion of counsel for CS Wireless, be unlawful. CS Wireless also reserves the absolute right to waive any defects, irregularities or conditions of tender as to particular Old Notes. CS Wireless's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as CS Wireless shall determine. Neither CS Wireless, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Old Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Old Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned without cost by the Exchange Agent to the tendering holders of Old Notes, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

    See "The Exchange Offer" section of the Prospectus.

    2. PARTIAL TENDERS. If less than the entire principal amount of any Old Notes is tendered, the tendering Holder should fill in the principal amount tendered in the third column of the chart entitled "Description of Old Notes." Partial tenders of Old Notes will be accepted in all denominations of $1,000 and integral multiples in excess thereof. THE ENTIRE PRINCIPAL AMOUNT OF OLD NOTES DELIVERED TO THE EXCHANGE AGENT WILL BE DEEMED TO HAVE BEEN TENDERED UNLESS OTHERWISE INDICATED. If the entire principal amount of all Old Notes is not tendered, Old Notes for the principal amount of Old Notes not tendered and a certificate or certificates representing New Notes issued in exchange for any Old Notes accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal or unless tender is made through DTC, promptly after the Old Notes are accepted for exchange.

    3. SIGNATURES ON THIS LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEES OF SIGNATURES. If this Letter of Transmittal is signed by the registered holder(s) of the Old Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the Old Notes without alteration, enlargement or any change whatsoever. If any tendered Old Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations or certificates.

    If this Letter of Transmittal is signed by the registered Holder(s) of Old Notes tendered hereby and the certificate(s) for New Notes issued in exchange therefor is to be issued (or any untendered principal amount of Old Notes is to be reissued) to the registered Holder, such Holder need not and should not endorse any tendered Old Notes, nor provide a separate bond power. In any other case, such holder must either properly endorse the Old Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signatures on the endorsement or bond power guaranteed by a recognized member of a Medallion Signature Guarantee Program.

    If this Letter of Transmittal is signed by a person other than the registered Holder(s) of any Old Notes listed, such Old Notes must be endorsed or accompanied by appropriate bond powers signed as the name of the registered Holder(s) appears on the Old Notes.

    If this Letter of Transmittal or any Old Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, or officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and unless waived by CS Wireless, evidence satisfactory to CS Wireless of their authority so to act must be submitted with this Letter of Transmittal.

    ENDORSEMENTS ON OLD NOTES OR SIGNATURES ON BOND POWERS REQUIRED BY THIS INSTRUCTION 3 MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION WHICH IS A MEMBER OF ONE OF THE FOLLOWING RECOGNIZED MEDALLION SIGNATURE GUARANTEE
PROGRAMS: THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM; THE NEW YORK STOCK EXCHANGE MEDALLION SIGNATURE PROGRAM; OR THE STOCK EXCHANGE MEDALLION PROGRAM.

    Signatures on this Letter of Transmittal must be guaranteed by a recognized member of a Medallion Signature Guarantee Program unless the Old Notes tendered pursuant thereto are tendered (i) by a registered Holder (including any participant in DTC whose name appears on a security position listing as the owner of Old Notes) who has not completed the box set forth herein entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" or (ii) for the account of a member of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States (each of the foregoing being referred to as an "Eligible Institution").

    4. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Tendering Holders should indicate, in the applicable spaces, the name and address to which New Notes or substitute Old Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal (or in the case of tender of the Old Notes through DTC, if different from DTC). In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

    5. TRANSFER TAXES. CS Wireless will pay all transfer taxes, if any, applicable to the exchange of Old Notes pursuant to the Exchange Offer. If, however, certificates representing New Notes or Old Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Old Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.

    EXCEPT AS PROVIDED IN THIS INSTRUCTION 5, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE OLD NOTES LISTED IN THIS LETTER OF TRANSMITTAL.

    6. WAIVER OF CONDITIONS. CS Wireless reserves the absolute right to amend, waive or modify specified conditions in the Exchange Offer in the case of any Old Notes tendered.

    7. MUTILATED, LOST, STOLEN OR DESTROYED OLD NOTES. Any tendering Holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated herein for further instruction.

    8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address specified in the Prospectus. Holders may also contract their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

    9. NO CONDITIONAL TENDERS. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders of Old Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Old Notes for exchange. Neither CS Wireless, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Old Notes, nor shall any of them incur any liability for failure to give any such notice.

                         (DO NOT WRITE IN SPACE BELOW)

    Certificate Surrendered              Old Notes Tendered                Old Notes Accepted
  Delivery Prepared by            Checked by                        Date

                           IMPORTANT TAX INFORMATION

    Under federal income tax laws, a Holder whose tendered Old Notes are accepted for payment is required to provide the Exchange Agent (as payer) with such Holder's correct TIN on Substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding. If such Holder is an individual, the TIN is his social security number. If the Exchange Agent is not provided with the correct TIN, a $50 penalty may be imposed by the Internal Revenue Service, and payments made with respect to New Notes purchased pursuant to the Exchange Offer may be subject to backup withholding.

    Certain Holders (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. Exempt Holders should indicate their exempt status on Substitute Form W-9. A foreign person may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to that Holder's exempt status. A Form W-8 can be obtained from the Exchange Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

    If backup withholding applies, the Exchange Agent is required to withhold 31% of any payments made to the Holder or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

    To prevent backup withholding on payments made with respect to the Exchange Offer, the Holder is required to provide the Exchange Agent with either: (i) the Holder's correct TIN by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such Holder is awaiting a TIN) and that (A) the Holder has not been notified by the Internal Revenue Service that the Holder is subject to backup withholding as a result of failure to report all interest or dividends or (B) the Internal Revenue Service has notified the Holder that the Holder is no longer subject to backup withholding; or (ii) an adequate basis for exemption.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

    The Holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered Holder of the Old Notes. If the Old Notes are held in more than one name or are held not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

                                                 PAYER'S NAME:

SUBSTITUTE                      PART 1--PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT
FORM W-9                        AND CERTIFY BY SIGNING AND DATING BELOW                 SOCIAL SECURITY NUMBER
                                                                                                  OR
                                                                                       EMPLOYER IDENTIFICATION
                                                                                                NUMBER
DEPARTMENT OF THE TREASURY      PART 2--Certification--Under Penalties of Perjury, I           PART 3--
INTERNAL REVENUE SERVICE        certify that:                                                Awaiting TIN
PAYER'S REQUEST FOR TAXPAYER    (1) The number shown in this form is my correct                  / /
IDENTIFICATION NUMBER (TIN)         Taxpayer Identification Number (or I am waiting
AND CERTIFICATION                   for a number to be issued to me) and
                                (2) I am not subject to backup withholding either
                                    because I have not been notified by the Internal
                                    Revenue Service ("IRS") that I am subject to
                                    backup withholding as a result of failure to
                                    report all interest or dividends, or the IRS has
                                    notified me that I am no longer subject to
                                    backup withholding.
                                Certificate Instructions--You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of under reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).
                                SIGNATURE  Date

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO HOLDERS OF NEW NOTES PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days, 31 percent of all reportable payments made to me thereafter will be withheld until I provide a number.
                Signature__________________  Date_______________